UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 24, 2022

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas	77058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 24, 2022, Vertex Energy, Inc. (the “Company”, “we” and “us”), entered into an Exchange Agreement (the “Exchange Agreement”) with Tensile Capital Partners Master Fund LP (the “Holder”). Pursuant to the Exchange Agreement, the Holder agreed to exchange outstanding warrants to purchase 1,500,000 shares of the Company’s common stock with an exercise price of $2.25 per share and an expiration date of July 25, 2029, for 1,112,728 shares of the Company’s common stock, effectively resulting in a net cashless exercise of the warrants (which were cancelled in connection with the transaction), with the value of such surrender shares based on the five day trailing volume weighted average price of the Company’s common stock. The Exchange Agreement included customary representations and warranties of the parties.

The foregoing summary description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

As described above in Item 1.01, which information is incorporated by reference into this Item 3.02 by reference in its entirety, on March 24, 2022, the Company entered into the Exchange Agreement with the Holder, pursuant to which the Holder exchanged warrants to purchase 1,500,000 shares of the Company’s common stock with an exercise price of $2.25 per share, for an aggregate of 1,112,728 shares of the Company’s common stock. The issuance by the Company of the shares of common stock in exchange for the surrender and cancellation of the Warrants was made in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended, as the securities were exchanged by us with our existing security holder in a transaction where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Exchange Agreement dated March 24, 2022, by and between Vertex Energy, Inc. and Tensile Capital Partners Master Fund LP
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: March 25, 2022	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer